Rule 497(e)

Registration Nos. 333-210186 and 811-23147

First Trust Exchange-Traded Fund VIII

(the “Trust”)

First Trust CEF Income Opportunity ETF
First Trust Municipal CEF Income Opportunity ETF

(each a “Fund”)

Supplement To each Fund’s Prospectus, Summary Prospectus

and Statement of Additional Information

Dated February 11, 2022

The Securities and Exchange Commission (“SEC”) has adopted Rule 12d1-4 under the Investment Company Act of 1940 (the “1940 Act”) which each Fund must comply with in order to invest in shares of other investment companies (“acquired funds”) beyond the statutory limits of Section 12 of the 1940 Act. Rule 12d1-4 permits a Fund to invest beyond the statutory limits subject to a set of new conditions, including limits on control and voting of acquired funds’ shares, evaluations and findings by the Fund’s investment adviser, fund investing agreements, and limits on most three-tier fund structures. Rule 12d1-4 replaces certain exemptive relief and no-action letters from the SEC which have been rescinded. These regulatory changes may adversely impact a Fund’s ability to pursue its investment objective as the Fund may not be able to invest in certain funds it would otherwise have invested in without the Rule 12d1-4 restrictions. Additionally, the limitations under Rule 12d1-4 may impact the Advisor’s ability to allocate shares of acquired funds among a Fund and other funds in the Advisor’s complex, which could negatively impact the Fund. Other funds may also use Rule 12d1-4 to limit or prohibit a Fund from investing in them. These limitations could negatively impact Fund performance.

In order to comply with certain provisions of Rule 12d1-4, notwithstanding anything to the contrary in each Fund’s prospectus, summary prospectus, or statement of additional information, each Fund generally intends to effect creations for cash rather than in-kind. As a result, an investment in a Fund may be less tax-efficient than an investment in an exchange-traded fund that effects its creations only in-kind.

Pursuant to Section 12 of the 1940 Act and the rules thereunder, including Rule 12d1-4, and in certain instances, pursuant to an agreement with an acquired fund entered into under Rule 12d1-4, a Fund may be required to vote in a particular manner. Absent alternative requirements under the rules or such an agreement, First Trust CEF Income Opportunity ETF generally intends to vote its shares in an acquired fund in the same proportion as other holders of the acquired fund’s shares.

Please Keep this Supplement with Your Fund Prospectus, Summary Prospectus and

Statement of Additional Information for Future Reference